Exhibit 10.1

UNIT SUBSCRIPTION AGREEMENT

The undersigned (hereinafter the “Subscriber”) hereby confirms the Subscriber’s subscription for the purchase of Units consisting of (i) one share of Common Stock, par value $0.001 per share (the “Common Stock”), of AETHLON MEDICAL, INC., a Nevada corporation (the “Company”), and (ii) a seven-year warrant to purchase such number of shares of Common Stock of the Company as shall equal (a) fifty percent of the Subscription Amount set forth on the signature page hereto divided by (b) $______ (the "Warrant Shares") at an exercise price of $_____ per Warrant Share, in the form attached hereto as Exhibit A (each, a “Warrant” and collectively, the “Warrants”) on the terms described below.

The Units are sometimes referred to herein as the “Securities.” The Board of Directors of the Company has authorized the issuance and sale of up to $5,000,000 of Units to be sold on or before December 31, 2012.

In connection with this subscription, the Subscriber and the Company agree as follows:

A.                Subscription of the Subscriber.

1.                  Purchase of Units. The Subscriber hereby irrevocably agrees, represents and warrants with, to and for the benefit of the Company, that the Subscriber is executing this Agreement in connection with the subscription by the Subscriber for Units of the Company, resulting in the aggregate purchase price set forth on the Subscriber’s signature page hereto based upon the Issue Price (as defined herein). The Subscriber understands that the Company is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws. Subject to the terms and conditions of this Agreement, upon execution and delivery hereof by the Subscriber, the Subscriber hereby agrees to purchase the Units pursuant to the terms hereof, and against concurrent delivery of the purchase price for such shares. The date upon which the final subscription is accepted by the Company and the full Issue Price has been tendered to the Company shall be known as the “Closing Date.”

2. Offering. This offering of the Units (the “Offering”) is being made to a limited group of investors, all of whom shall represent to the Company pursuant to this Agreement, by completing the questionnaire attached hereto as Exhibit B, that they are “accredited investors,” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or who have otherwise been qualified as investors by the Company. All of the Units offered hereby are being sold by the Company. The Company is offering the Units for the consideration set forth herein. The Company may sell less than all of the Units offered hereby, and shall be entitled to accept subscriptions and receive the Issue Price for each subscription prior to the entire Offering being subscribed for. The Offering is being made on a “best efforts” basis. The minimum subscription amount per investor is $10,000. The maximum offering by the Company is $5,000,000 worth of Units.

3. Issue Price. The “Issue Price” of the Units shall be equal to 80% of the average of the closing prices of the Company’s Common Stock for the five day period immediately preceding each funding under this Unit Subscription Agreement (for example, if the average of the five trailing closing prices is $0.10, then the Issue Price would be $0.08). The number of Warrant Shares will be based upon the same Issue Price formula with the exercise price being set at 120% of the average of the closing prices over the same five day period immediately preceding the funding. However, the Company reserves the right to not accept subscriptions if it deems the Issue Price on those subscriptions to be unacceptable based on the price of the Company’s Common Stock at that time.

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B.                 Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company as of the date hereof:

1.                  Place of Business. The principal place of business address (or residence) set forth below is the Subscriber’s true and correct principal place of business (or residence) and is the only jurisdiction in which an offer to sell the Units was made to the Subscriber, and the Subscriber has no present intention of moving the Subscriber’s principal place of business to or of becoming a resident of any other state or jurisdiction.

2.                  Sale or Transfer of the Common Stock. The Subscriber understands that the Common Stock and the shares underlying the Warrants have not been registered under the Securities Act, or under the laws of any other jurisdiction. The Subscriber understands and agrees that transfer or sale of the Common Stock and the shares underlying the Warrants may be restricted or prohibited unless they are subsequently registered under the Securities Act and, where required, under the laws of other jurisdictions or an exemption from registration is available. The Subscriber will not offer, sell, transfer or assign the Subscriber’s Common Stock or any interest therein and the shares underlying the Warrants in contravention of this Agreement, the Securities Act or any state or federal law. The Subscriber understands and acknowledges that, because of the substantial restrictions on the transferability of the Common Stock and the shares underlying the Warrants, it may not be possible for the Subscriber to liquidate the Subscriber's investment in the Company readily, even in the case of an emergency.

3.                  Representations of Investment Experience and Ability to Bear Risk. The Subscriber acknowledges that the Offering has not been registered with the Securities and Exchange Commission (or any other securities commission or authority of any other jurisdiction) because the Company is relying on an exemption from registration under Section 4(2) of the Securities Act.

4.                  Own Advice. In connection with the Subscriber’s investment in the Company, the Subscriber has carefully considered and has discussed, to the extent the Subscriber believes such discussion necessary, with the Subscriber’s professional legal, tax and financial advisers (the “Investment Advisors”) the suitability of an investment in the Units for the Subscriber’s particular tax and financial situation and the Subscriber has determined that the Units are a suitable investment for the Subscriber.

5.                  Company History; Risks. The Subscriber represents and warrants that the Subscriber is aware (i) that the Company has limited or no revenues; (ii) that the Units involve a substantial degree of risk of loss of the Subscriber’s entire investment and that there is no assurance of any income from the Subscriber's investment; and (iii) that any federal and/or state income tax benefits that may be available to the Subscriber, if any, may be lost through the adoption of new laws or regulations, due to changes to existing laws and regulations and due to changes in the interpretation of existing laws and regulations. The Subscriber further represents that the Subscriber is relying solely on the Subscriber’s own conclusions or the advice of the Subscriber’s Investment Advisors with respect to tax aspects of any investment in the Units. The Subscriber further represents that it has read and reviewed the Company’s filings made with the Securities and Exchange Commission.

6.                  Inquiries. The Subscriber and its Investment Advisors have been given access to, and prior to the execution of this Agreement, have been provided with an opportunity to ask questions of, and receive answers from, the Company’s officers concerning the Company and the terms and conditions of the Offering and the Units, and to obtain any other information that the Subscriber and the Subscriber’s Investment Advisors required with respect to the Company and an investment in the Company in order to evaluate such investment and verify the accuracy of all information furnished to the Subscriber and its Investment Advisors regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory. Neither the Subscriber nor its Investment Advisors have been furnished any offering literature on which they have relied other this Agreement, and the Subscriber and its Investment Advisors have relied only on this Agreement. At no time was the Subscriber presented with or solicited by any leaflet, public promotion meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation.

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7.                  Authority. The Subscriber is authorized and has full right and power to subscribe for the Units and to perform the Subscriber’s obligations pursuant to the provisions of this Agreement; the person signing this Agreement and any other instrument executed and delivered herewith on behalf of the Subscriber has been duly authorized by the Subscriber and has full power and authority to do so. If the Subscriber is a corporation, partnership, unincorporated association or other entity, the person signing this agreement has the legal capacity to authorize, deliver and be bound by this Agreement and to take all actions required pursuant hereto and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained; and if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which the Subscriber is resident and is legally competent to execute, deliver and be bound by this Agreement and take all action pursuant hereto.

8.                  No Default. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in any violation of or default pursuant to, any provision of any governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber’s properties are bound or any permit, franchise, judgment, decree, statute, rule or regulation applicable to the Subscriber or any of the Subscriber’s business or properties.

9.                  ERISA. If the Subscriber is an employee benefit plan subject to ERISA, then the Subscriber acknowledges that the Subscriber has been informed of and understands the operations and business of the Company, and represents that the Subscriber’s investment in the Company (i) is permissible under the documents and instruments governing such plan; (ii) satisfies the diversification requirements of ERISA; (iii) is prudent considering all the facts and circumstances; and (iv) is not a “prohibited transaction” within the meaning of Section 406 of ERISA.

10.              Purchase Entirely For Own Account. This Agreement is made with the Subscriber in reliance upon the Subscriber’s representations to the Company, which by the Subscriber’s execution of this Agreement, the Subscriber hereby confirms, that the Common Stock and the shares underlying the Warrants issuable to the Subscriber will be acquired for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber represents and warrants that the Subscriber has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Common Stock or the shares underlying the Warrants for which the Subscriber hereby subscribes (in whole or in part) or any interest therein; and the Subscriber represents and warrants that the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement.

11.              The Subscriber represents and warrants that the funds representing the aggregate subscription price that will be advanced by the Subscriber hereunder will not represent proceeds of crime and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, and (i) to the best of the Subscriber’s knowledge, none of the subscription funds to be provided by the Subscriber (a) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (b) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations cease to be true, and shall provide the Company with appropriate information in connection therewith.

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12.              The Subscriber represents and warrants that the current structure of this transaction and all transactions and activities contemplated hereunder is not a plan or scheme to evade the registration provisions of the Securities Act.

13.              The Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units; and

(ii)	there is no government or other insurance covering the Units; and

(iii)	there are risks associated with the purchase of the Units; and

(iv)	there are restrictions on the Subscriber’s ability to resell the Common Stock and the shares underlying the Warrants and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Common Stock or the shares underlying the Warrants.

14.              The Subscriber represents and warrants that the Subscriber has not received nor does the Subscriber expect to receive any financial assistance from the Company, directly or indirectly, in respect of the Subscriber’s purchase of the Units.

15.              The Subscriber represents and warrants that neither the Company, nor any of its directors, officers, employees or representatives, have made any representations (oral or written) to the Subscriber regarding the future value of the Common Stock.

16.              The Subscriber acknowledges that (i) the Company may complete secured or unsecured debt financings or equity financings in the future in order to develop the Company’s business and to fund its ongoing development, (ii) there is no assurance that such financings will be available and, if available, on reasonable terms, (iii) any such future financings may have a dilutive effect on current security holders, including the Subscriber, and (iv) if such future financings are not available, the Company may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business.

17.              The Subscriber will not, directly or indirectly, except in compliance with (that is, only to the extent required to comply with) the Securities Act and such other securities or “Blue Sky” laws as may be applicable, (i) offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, (ii) engage in any short sale that results in a disposition of any of the Securities by the Subscriber, or (iii) hedge the economic risk of the Subscriber’s investment in the Securities.

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C.                 Representations and Warranties of the Company.

1.                  Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and corporate authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Company.

2.                Capitalization. As of November 13, 2012, the authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, of which (i) 156,956,675 shares are issued and outstanding, and (ii) 132,459,618 shares are reserved for issuance upon exercise of outstanding warrants, options and other convertible securities. All such issued and outstanding shares have been duly authorized and validly issued and have been offered, issued, sold, and delivered by the Company in compliance with applicable federal and state securities laws.

3.                  Authorization. The Company has all requisite corporate power to execute, deliver and perform its obligations under this Agreement and all other agreements contemplated hereby and to issue the Common Stock and the shares underlying the Warrants in accordance with the terms hereof. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and all other agreements and obligations contemplated hereby, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock to be issued hereunder has been taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and by the possible unavailability of specific performance, injunctive relief or other equitable remedies.

4.                 No Violation. The Company’s execution, delivery and performance of this Agreement and all other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not with or without the giving of notice or the lapse of time or both (A) violate any provision of law, statute, rule or regulation to which the Company is subject, (B) violate any order, judgment or decree applicable to it, or (C) conflict with or result in a breach or default under any term or condition of its applicable governing instruments or any agreement or other instrument to which it is a party or by which it is bound.

5.                  Valid Issuance of Common Stock and Warrants. The Common Stock and Warrants being issued hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and will be free of preemptive rights and restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. Assuming the truth and accuracy of the representations and warranties of the Subscriber for the Company’s capital stock under this Agreement, the issuance of the Common Stock hereunder shall be exempt from registration under the Securities Act and any applicable state securities laws.

6.                  Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the valid execution of this Agreement and the consummation of the transactions contemplated by this Agreement except for filings pursuant to applicable state and federal securities laws which allow filings to be made following the Closing but in no event later than 15 days after the consummation of the transactions contemplated hereby. The Company is in compliance, in all material respects, with the USA Patriot Act.

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7.                  Use of Proceeds. The proceeds from the sale of the Units will be made available for general working capital purposes.

D.                Legend. The certificates representing the Common Stock and Warrants issued by the Company hereunder shall bear the following (or similar) legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT OR (ii) AN EXEMPTION FROM APPLICABLE SECURITIES LAWS, IN WHICH CASE THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

E.                Indemnification. The Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant agreement made by the Subscriber herein. The Company agrees to indemnify and hold harmless the Subscriber and its directors, officers, managers, members, employees, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including without limitation any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure to comply with any covenant agreement made by the Company herein.

F.                  Modification. Neither this Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

G.                Assignability. This Agreement and the rights and obligations hereunder are not transferable or assignable by the Subscriber.

H.                Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of law.

I.                   Survival of Representations and Warranties. All representations and warranties made by the Subscriber in this Agreement shall survive the execution and delivery of this Agreement, as well as any investigation at any time made by or on behalf of the Company and the issue and sale of the Units.

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J.                   Reliance. The Subscriber understands and acknowledges that the Subscriber’s representations, warranties, acknowledgements and agreements in this Agreement will be relied upon by the Company in determining the Subscriber’s suitability as a purchaser of Units.

K.                Further Assurances. The Subscriber agrees to provide, if requested, any additional information that may be requested or required to determine the Subscriber’s eligibility to purchase the Units.

L.                 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

M.               Severability. In the event one or more of the provisions of this Agreement should be held, for any reason, to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date set forth on this signature page.

Number of shares of Units Subscribed for:	_______
Number of shares of Common Stock:	_______
Number of shares underlying Warrants:	_______
Aggregate Purchase Price:	$ ________

_____________________________	________________________
Print Name of Subscriber (Individual,	Print Name of Authorized
Company, Limited Liability Company,	Representative
Corporation or Trust)

By:____________________________	________________________
Signature of Subscriber or	Capacity of Authorized
Authorized Representative	Representative

Date:     _______-12

Address: ________________________________________________

Social Security Number or U.S. Tax Identification No: ___________

SUBSCRIPTION ACCEPTED: AETHLON MEDICAL, INC., a Nevada corporation By:___________________________ Name: James B. Frakes Title: Chief Financial Officer	Date: ___________

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EXHIBIT A

Form of Warrant

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EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

1.	The undersigned certifies that the undersigned is an “accredited investor,” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), because the undersigned is (please check all that apply):

a.	_______ A director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of the issuer;

b.	_______ A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000[1];

c.	_______ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year (please also complete Section 2 below);

d.	_______ A corporation, Massachusetts or similar business trust, partnership or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

e.	_______ An entity in which all of the equity owners are “accredited investors”;

f.	_______ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, as described in Rule 506(b)(2)(ii) under the Securities Act (please also complete Section 3 below);

g.	_______ A bank, as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

h.	_______ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

i.	_______ An insurance company, as defined in Section 2(13) of the Securities Act;

j.	_______ An investment company registered under the Investment Company Act of 1940, as amended, or a business development company, as defined in Section 2(a)(48) of such act;

 __________

1 For purposes of calculating such net worth, (i) such person’s primary residence shall not be included as an asset; (ii) indebtedness secured by the primary residence, up to the estimated fair market value of the primary residence, shall not be included as a liability; (iii) the amount of any increase in the indebtedness secured by the primary residence incurred within 60 days prior to the purchase of the securities (other than as a result of the acquisition of the primary residence) shall be included as a liability; and (iv) indebtedness secured by the primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.

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k.	_______ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

l.	_______ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

m.	_______ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors”; or

n.	_______ A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

2.	Income. If you are an “accredited investor” relying on 1(c) above, please provide the following information.

a.	Please specify the amount of your income in calendar years 2010 and 2011 and your projected income for 2012:

2010 $____________________

2011 $____________________

2012 $____________________ (projected)

b.	Please describe type of income:

Individual	_____
Joint	_____
Trust	_____
Beneficiary	_____
Shareholder	_____
Partner	_____

c.	Current occupation: ____________________________________________

d.	Name of employer: _____________________________________________

e.	Position or Title: _______________________________________________

f.	Period Employed: ______________________________________________

3.	Investment Experience. If you are an “accredited investor” relying on 1(f) above, please provide the following information with respect to the individual making the investment decision.

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(a)	Business or professional education (school, dates of attendance, degrees):

(b)	Details of any training or experience in financial, business or tax matters not disclosed in Item 3(a) immediately above:

(c)	Please circle an option below to indicate the frequency of your investments in marketable securities (i.e., securities trading on the public markets):

Often          Occasionally          Seldom          Never

(d)	Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

Total Number _______________ Total Amount Invested: $_________________

(e)	My current net worth, after making this investment and exclusive of homes, furnishings, and automobiles is: $___________________

________________________________________________________

The undersigned hereby certifies that the foregoing information is true and accurate to the best of the undersigned’s knowledge and belief and that the undersigned will promptly notify the issuer of any changes to the foregoing.

Date:     ____________________

Name of Investor:     ______________________________

Signature:     ______________________________

Printed name and title of person signing, if investor is entity:

______________________________

Address:     ______________________________

_________________________________________

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